ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of November 17, 2008

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future rig day rates, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to future rig rates or utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, the period of time and number of rigs that will be in a shipyard for enhancement or construction, scheduled delivery dates for new rigs, scheduled commencement dates for new contracts, rig relocations. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts or letters of intent with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, be delivered, return to or enter service, (viii) changes in the dates new contracts actually commence (ix) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single shipyard, unexpected project delays in delivery and engineering or design issues following shipyard delivery (x) unavailability of transport vessels to relocate rigs, (xi) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xii) the impact of current and future laws and government regulation affecting the oil and gas industry in general or our operation in particular, including taxation as well as repeal or modification of same, (xiii) political and economic uncertainty, (xiv) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xvi) our ability to attract and retain skilled or other personnel, (xvii) excess rig availability or supply resulting from delivery of new drilling units, (xviii) heavy concentration of our rig fleet in premium jackups, (xix) expropriation, nationalization, deprivation, terrorism or military action impacting our operations, assets or financial performance, (xx) the outcome of litigation, legal procedures, investigations or claims, (xxi) potential reduction in fair value of our auction rate securities, and (xxii) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscointernational.com.

All information in this report is as of the date posted. The Company undertakes no duty to update the Contract Status of Offshore Rig Fleet Report or any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Jan. 09	Plus cost adjustments
ENSCO 53	F&G L-780 Mod II-C	300	Shipyard			Mar. 09
ENSCO 54	F&G L-780 Mod II-C	300	ADOC	Low 150's	UAE / Qatar	Nov. 10	Plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120's	Saudi Arabia	Sep. 09	One 1-year option, high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 80's	Qatar	Jun. 09	One 5-well option, high 90's, and one 4-well option, mid 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas/ Standby	Low 60's	Qatar	Feb. 10	Resume operations mid 60's in mid Dec. 08. One 7-well option, mid 60's, and one 1-well option, mid 110's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 80's	Saudi Arabia	Nov. 09	One 1-year option, mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 09	Rate increases Dec. 08 to mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 100's	Saudi Arabia	Oct. 09	One 1-year option, low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Pearl	Low 190's	Thailand	Feb. 09	Plus cost adjustments
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Nov. 10	Plus cost adjustments and mutually agreed options
ENSCO 56	F&G L-780 Mod II-C	300	Asian Drilling Services	Mid 160's	New Zealand	Dec. 08	Plus cost adjustments. Then to shipyard for approximately 60 days
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	High 160's	Malaysia	Jan. 10	Plus cost adjustments and mutually agreed options
ENSCO 67	MLT 84-CE	400	ConocoPhillips	Low 200's	Indonesia	Mar. 09
ENSCO 104	KFELS MOD V-B	400	BP	Mid 240's	Indonesia	Mar. 09	Plus cost adjustments. Next expect to work in Australia to Sep. 09, mid 240's and seven 1-well options
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 260's	Australia	Mar. 09
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 220's	New Zealand	Aug. 09	Rate applicable for 365 days then mutually agreed and four 1-well unpriced options. Thereafter Origin has two 1-well unpriced options and then OMV has five 1-well unpriced options
ENSCO 108	KFELS MOD V-B	400	BP	Mid 190's	Indonesia	Apr. 09	Plus cost adjustments. Next to shipyard for approximately 30 days. Then to Total in Brunei to May 10, mid 190's plus two 6-month options at market rate

ENSCO I	Barge Rig		Available		Singapore		Stacked in Singapore
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of November 17, 2008

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 210's	UK	Feb. 09	Market rate, assigned to ADTI to Feb. 09
ENSCO 71	Hitachi K1032N	225	Maersk	Low 200's	DK	Aug. 09	Two 1-year options, 1st year high 210's and 2nd year high 220's
ENSCO 72	Hitachi K1025N	225	ATP	Mid 210's	UK	May 09	Plus cost adjustment and same rate options through 2009
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Low 200's	UK	Jun. 09	Plus cost adjustments through 2008. 2009 rate low 210's plus cost adjustments
ENSCO 92	MLT 116-C	225	Senergy / Tullow	High 210's	UK	Nov. 09	Plus cost adjustments. Initially assigned to Tullow for approximately 70 days. Then to East Irish Sea consortium to Nov. 09, mid 210's plus cost adjustments and same rate well to well options through 2009
ENSCO 100	MLT 150-88-C	350	AGR Peak	High 250's	UK	Mar. 09	Plus cost adjustments and unpriced option. Now assigned to ConocoPhillips to Feb. 09.
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 270's	UK / DK	Feb. 09	Next to Gaz de France to May 09, high 270's plus cost adjustments for earlier of one well or 150 days, then mutually agreed or market rate. Then to Maersk in Denmark May to Aug. 09, low 270's. Thereafter two 1-well unpriced options with Gaz de France. Then expect to work one year, mid 280's
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	High 280's	UK / DK	Dec. 11	Plus cost adjustments. Rates mutually agreed annually. 2009 rate high 280's plus cost adjustments
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Low 200's	Tunisia	Dec. 08
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 09	Plus cost adjustments and unpriced options
North & South America
Gulf of Mexico
ENSCO 60	Levingston 111-C	300	LLOG	Low 70's	Gulf of Mexico	Jan. 09
ENSCO 68	MLT 84-CE	400	Merit	Low 110's	Gulf of Mexico	Dec. 08	Next to Chevron in GOM to Mar. 09, low 150's. Then 30 day mobilization to Venezuela with mob revenue deferred. Contracted to Chevron to Jan.10, low 200's
ENSCO 74	MLT Super 116-C	400			Gulf of Mexico		Presumed sunk during Hurricane Ike
ENSCO 75	MLT Super 116-C	400	Eni	Mid 140's	Gulf of Mexico	Apr. 09	Rate increases mid Feb. 09 to mid 170's
ENSCO 82	MLT 116-C	300	Chevron	Low 90's	Gulf of Mexico	Dec. 08	Next to shipyard for repairs for approximately 21 days. Then to Hunt Oil to Mar. 09, low 100's. Then to Chevron to Dec. 09, mid 150's
ENSCO 83	MLT 82 SD-C	250	XTO	Low 100's	Gulf of Mexico	Dec. 08	Next to ANKOR Energy to Jun. 09, low 110's. Rate will adjust Jan. 09
ENSCO 86	MLT 82 SD-C	250	Devon	Low 110's	Gulf of Mexico	Dec. 08	Plus one 1-well option, rate firm for earlier of option well or Jun. 09
ENSCO 87	MLT 116-C	350	Walter	Mid 110's	Gulf of Mexico	Dec. 08	Next to Stone Energy to Mar. 09, low 150's
ENSCO 89	MLT 82 SD-C	250	Hall Houston	Mid 80's	Gulf of Mexico	Dec. 08	Next to shipyard approximately 60 days. Then expect to work in Mexico mid Feb. 09 for 1116 days, mid 150's
ENSCO 90	MLT 82 SD-C	250	Apache	Low 100's	Gulf of Mexico	Jan. 09
ENSCO 93	MLT 82 SD-C	250	XTO	Low 100's	Gulf of Mexico	Nov. 08	Next to Nexen to Dec. 08, high 80's. Enters shipyard for approximately 60 days in Feb. 09. Then expect to work in Mexico mid Apr. 09 for 1065 days, mid 160's
ENSCO 98	MLT 82 SD-C	250	Leed	Low 110's	Gulf of Mexico	Dec. 08
ENSCO 99	MLT 82 SD-C	250	Stone Energy	Mid 110's	Gulf of Mexico	Nov. 08	Next to ExxonMobil to Aug. 09, indexed rate
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of November 17, 2008

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Jun. 10	Indexed to global rates after Dec. 08
Venezuela
ENSCO 69	MLT 84-S	400	PDVSA	Mid 180's	Venezuela	Aug. 10	Plus cost adjustments and three 1-year unpriced options
Deepwater
ENSCO 7500	Dynamically Positioned	8000	Chevron	En route	Australia	Sep. 10	Mob rate of mid 360's deferred until operations commence in late Jan. 09, then operating rate low 550's plus cost adjustments
ENSCO 8500	Dynamically Positioned	8500	En route/ Sea Trials/ Outfitting		Gulf of Mexico	Feb. 09	Contracted in Gulf of Mexico to Anadarko and Eni commencing mid Feb. 09 to Feb. 13, mid 270's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	2Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy commencing 3Q 09 to 1Q 13, mid 350's plus cost adjustments and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	1Q 10	Contracted in Gulf of Mexico to Nexen commencing 2Q 10 to 2Q 12, low 470's plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	4Q 10	Contracted in Gulf of Mexico to Cobalt commencing early 2011 for 2 years, low 510's plus cost adjustments and unpriced option
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H 11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H 12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H 12
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.